FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      April 25, 2003
                                                      ---------------




                             Cascade Sled Dog Adventures, Inc.
                             ---------------------------------
                  (Exact Name of registrant as specified in its charter)



        Nevada                        333-57576                91-2007330
        ------                        ---------                ----------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employ
    of incorporation)                                       Identification No.)



                   7829 S. 3500 E. Salt Lake City, Utah 84121
                   ------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code  (801) 944-4452
                                                           --------------

                                 Non Applicable
                                 --------------
         (Former name or former address, if changed since last report.)












ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     The company discloses that on April 25, 2003 a majority share acquisition was closed in which the prior principal shareholder of the company, Mr. Dennis
G. Madsen, sold to the following seven entities a restricted block of common stock in the company constituting a control position in the outstanding common shares of Cascade Sled Dog Adventures, Inc. ("Cascade"). The 3,800,000 restricted common shares conveyed constituted approximately 76% of the 5,020,658 then issued and outstanding shares of the company, which were sold in a private transaction.

     To the knowledge of the Company's management, the consideration for the shares were individually supplied from funds of each of the following purchasers from their own resources and do not involve loans or any third party money. Further, Cascade does not believe, and has no basis to believe, that the purchasers of the shares were acting in affiliation in any manner in the
purchase of the underlying shares.   The total consideration paid was $50,000
which was paid pro rata to the number of shares set-out below at approximately $0.132 per share. This information is set out in the following table:




                                          NATURE OF
PERSON ACQUIRING           CERTIFICATE      STOCK         ISSUE       NUMBER OF
  THE SHARES                  NUMBER     RESTRICTED (R)    DATE        SHARES       CONSIDERATION
--------------------------------------------------------------------------------------------------
Carlton Equities SA           1038            R          4/25/03       650,000             $8,552
Valentia Properties, Inc.     1039            R          4/25/03       575,000             $7,566
Acuarius Associates Corp.     1040            R          4/25/03       575,000             $7,566
Miraflores Corp.              1041            R          4/25/03       300,000             $3,947
Red Springs Trading Corp.     1042            R          4/25/03       300,000             $3,947
Ardee Trading Corp.           1043            R          4/25/03       700,000             $9,211
Granada Enterprises           1044            R          4/25/03       700,000             $9,211
--------------------------------------------------------------------------------------------------

TOTAL                                                                 3,800,000           $50,000
=================================================================================================


     Mr. Dennis Madsen continues to hold 200,000 shares or approximately 3.9% of the issued and outstanding shares.

     Since the change in control, there has been no change in the management of Cascade. Mr. Dennis Madsen continues to hold and discharge all executive offices and with Mr. Damon Madsen, his son, constitutes the interim Board pending the company's continuing efforts to find a suitable acquisition candidate or active business purpose.

     The undersigned principal officer of the corporation represents that it has no further matters to report pursuant to this 8-K report.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CASCADE SLED DOG ADVENTURES, INC.



Date:  July 29, 2003                   By:   /s/ Dennis G. Madsen
                                       --------------------------
                                       Mr. Dennis G. Madsen
                                       President



























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